Exhibit 10.8

THE GENERAL HOSPITAL CORPORATION

EXCLUSIVE PATENT LICENSE AGREEMENT

MGH Agreement No: [***]

MGH Case No: MGH [***]

This License Agreement (“Agreement”) is made as of the 29th day of May, 2014 (“Effective Date”), by and between Hyperfine Research, Inc., a corporation, having a principal place of business at 530 Old Whitfield Street, Guilford, CT 06437 (“Company”) and The General Hospital Corporation, d/b/a Massachusetts General Hospital, a not-for-profit Massachusetts corporation, with a principal place of business at 55 Fruit Street, Boston, Massachusetts 02114 (“Hospital”), each referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

Hospital, as a center for patient care, research and education, is the owner of certain Patent Rights (defined below) and desires to grant a license of those Patent Rights to Company in order to benefit the public by disseminating the results of its research via the commercial development, manufacture, distribution and use of Products and Processes (defined below).

Company has the capability to commercially develop, manufacture, distribute and use Products and Processes for public use and benefit and desires to license such Patent Rights.

For good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1. CERTAIN DEFINITIONS

As used in this Agreement, the following terms shall have the following meanings, unless the context requires otherwise.

1.1“Affiliate” with respect to either Party shall mean any corporation or other legal entity other than that Party in whatever country organized, controlling, controlled by or under common control with that Party. The term “control” shall mean (i) in the case of Company, direct or indirect ownership of fifty percent (50%) or more of the voting securities having the right to elect directors, and (ii) in the case of Hospital, the power, direct or indirect, to elect or appoint fifty percent (50%) or more of the directors or trustees, or to cause direction of management and policies, whether through the ownership of voting securities, by contract or otherwise.

1.2“Claim” shall mean any pending or issued claim of any Patent Right that has not been permanently revoked, nor held unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction that is unappealable or unappealed in the time allowed for appeal.

1.3“Distributor” shall mean any third party entity to whom Company, a Company Affiliate or a Sublicensee has granted, express or implied, the right to distribute any Product or Process pursuant to Section 2.1(b)(ii).

1.4“First Commercial Sale” shall mean the initial Sale anywhere in the applicable License Territory of a Product or Process.

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1.5“License Field” shall mean the use of [***] in magnetic resonance imaging. The License Field shall explicitly exclude the use of [***] in magnetic resonance imaging.

1.6“License Territory” shall mean worldwide.

1.7“Patent Family” shall mean those patents in Patent Rights claiming back to an individual provisional patent application. For clarity there is one (1) Patent Family licensed herein.

1.8“Patent Rights” shall mean, inclusively, the U.S. Patent [***], and/or the equivalent of such application including any divisional, continuation, continuation-in-part (but only to the extent the claims are directed to the subject matter specifically described in the patent applications listed in Appendix A), foreign patent or patent application, Letters Patent, and/or the equivalent, reissue, reexamination and/or extension thereof, as may be further described in Appendix A.

1.9“Process” shall mean any process, method or service the use or performance of which, in whole or in part, absent the license granted hereunder would infringe one or more Claims of Patent Rights.

1.10“Product” shall mean any article, device or composition, the manufacture, use, or sale of which, or of any portion thereof, by Company, absent the license granted hereunder, would infringe one or more Claims of Patent Rights.

1.11“Reporting Period” shall mean each three month period ending March 31, June 30, September 30 and December 31.

1.12“Sell” (and “Sale” and “Sold” as the case may be) shall mean to sell or have sold, to lease or have leased, to import or have imported or otherwise to transfer or have transferred a Product or Process for valuable consideration (in the form of cash or otherwise), and further in the case of a Process, to use or perform such Process for the benefit of a third party.

1.13“Sublicense Income” shall mean consideration in any form received by Company and/or Company’s Affiliate(s) in connection with a grant of a sublicense or any other right, license, privilege or immunity (regardless of whether such grantee is a “Sublicensee” as defined in this Agreement) to make, have made, use, have used, Sell or have Sold Products or Processes, provided that such consideration is received by Company or its Affiliates(s) for such sublicense or other such right, license, privilege or immunity. Sublicense Income shall include without limitation, [***].

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.14“Sublicensee” shall mean any sublicensee of rights granted in accordance with Section 2.1(a)(ii). For purpose of this Agreement, a Distributor of a Product or Process shall not be included in the definition of Sublicensee unless such Distributor (i) is granted any right to make, have made, use or have used Products or Processes in accordance with Section 2.1(a)(ii), or (ii) has agreed to pay to Company or its Affiliate(s) royalties on such Distributor’s sales of Products or Processes, in which case such Distributor shall be a Sublicensee for all purposes of this Agreement.

2. LICENSE

2.1Grant of License.

(a)	Subject to the terms of this Agreement and Hospital’s rights in Patent Rights, Hospital hereby grants to Company in the License Field in the License Territory:

(i)	an exclusive license under its rights in Patent Rights to make, have made, use, have used, Sell and have Sold Products and Processes; and

(ii)

the right to grant sublicenses under the rights granted in Section 2.1(a)(i) to Sublicensees, provided that in each case Company shall use commercially reasonable measures to ensure the performance of any obligations of Sublicensees relevant to this Agreement as if such performance were carried out by Company itself, including, without limitation any payments provided for hereunder, regardless of whether the terms of any sublicense provide for such amounts to be paid by the Sublicensee directly to Hospital. In the event of any breach by a Sublicensee, Company shall consult with Hospital and use commercially reasonable efforts to cause Sublicensee to promptly remedy such breach. If Sublicensee does not remedy such breach within [***] ([***]) days, Company shall terminate the Sublicensee’s license.

(b)	For the avoidance of doubt, the license granted in Section 2.1(a) above further includes:
(i)

the right to grant to the final purchaser, user or consumer of Products the right to use such purchased Products in a method coming within the scope of Patent Rights within the License Field and License Territory; and

(ii)

the right to grant a Distributor the right to Sell (but not to make, have made, use or have used) such Products and/or Processes for or on behalf of Company, its Affiliates and Sublicensees in a manner consistent with this Agreement.

(c)

The foregoing license grant shall include the grant of such license to any Affiliate of Company, provided that such Affiliate shall assume the same obligations as those of Company and be subject to the same terms and conditions hereunder; and further provided that Company shall be responsible for the performance of all of such obligations and for compliance with all of such terms and conditions by Affiliate. Company shall provide to Hospital a fully signed, non-redacted copy of each agreement with each Affiliate that assumes the aforesaid obligations, including all exhibits, attachments and related documents and any amendments, within [***] ([***]) days of request by Hospital.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

2.2Sublicenses. Each sublicense granted hereunder shall be consistent with and comply with all terms of this Agreement, shall incorporate terms and conditions sufficient to enable Company to comply with this Agreement, shall prohibit any further sublicense or assignment by a Sublicensee without Hospital consent and shall provide that Hospital is a third party beneficiary thereof. Any sublicense granted by Company shall be subject to the prior written approval of Hospital, which approval shall not be unreasonably withheld. Company shall provide to Hospital a fully signed non-redacted copy of all sublicense agreements and amendments thereto, including all exhibits, attachments and related documents, within [***] ([***]) days of executing the same. Upon termination of this Agreement or any license granted hereunder for any reason, any sublicenses shall be addressed in accordance with Section 10.7. Any sublicense which is not in accordance with the forgoing provisions shall be null and void.

2.3Retained Rights; Requirements. Any and all licenses granted hereunder are subject to:

(a)

the right of Hospital and Hospital’s Affiliates, and academic, government and not-for-profit institutions to make and to use the subject matter described and/or claimed in the Patent Rights for research and educational purposes, provided that such research and educational purposes shall not include the production or manufacture of Products for sale; and

(b)

for Patent Rights supported by federal funding, the rights, conditions and limitations imposed by U.S. law (see 35 U.S.C. § 202 et  seq. and regulations pertaining thereto), including without limitation:

(i)the royalty-free non-exclusive license granted to the U.S. government; and

(ii)the requirement that any Products used or sold in the United States shall be manufactured substantially in the United States.

2.4No Additional Rights. It is understood that nothing in this Agreement shall be construed to grant Company or any of its Affiliates a license, express or implied, under any patent owned solely or jointly by Hospital other than the Patent Rights expressly licensed hereunder. Hospital shall have the right to license any Patent Rights to any other party for any purpose outside of the License Field or the License Territory.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

3. DUE DILIGENCE OBLIGATIONS

3.1Diligence Requirements. Company shall use, and shall cause its Affiliates and Sublicensees, as applicable, to use, commercially reasonable efforts to develop and make available to the public Products in the License Territory in the License Field. Such efforts shall include achieving the following objectives within the time periods designated below following the Effective Date:

(a)	Performance Milestones: The Licensee shall achieve [***] of a Licensed Product or Process to occur on or before [***] ([***]) [***].

(b)	Commercialization Report: Licensee shall provide up to [***], within [***] ([***]) days after receipt of written request, an updated estimated commercialization timeline.

Achievement of the foregoing objectives shall be deemed to satisfy Company’s obligations under this Section 3.1.

3.2Diligence Failures. If Hospital determines that Company has materially breached any of its obligations under Section 3.1, Hospital shall notify Company in writing specifying in detail the bases for such alleged breach. If Company fails to cure such breach within [***] ([***]) days after such written notice from Hospital, then Hospital may treat such failure as a default and may terminate this Agreement and/or any license granted hereunder in accordance with Section 10.4

4. PAYMENTS

4.1Annual Maintenance Fee: Company shall pay Hospital upon each anniversary of the Effective Date of this Agreement:

(a)	$[***] for each Patent Family [***] in that Patent Family

(b)	$[***] for each Patent Family [***] within that Patent Family in at least one country.

4.2Patent Cost Reimbursement. [***]. As of the Effective Date, Hospital has incurred approximately [***] dollars ($[***]) in Patent Costs, which amount Company shall pay to Hospital upon execution of this Agreement. Company shall pay to Hospital, or at Hospital’s request directly to patent counsel, all other Patent Costs within [***] ([***]) days of Company’s receipt of an invoice for such Patent Costs either from Hospital or Hospital’s patent counsel. Company agrees to indemnify, defend and hold Hospital harmless from and against any and all liabilities, damages, costs and expenses arising from the failure of Company to timely pay such invoices and Patent Costs. Hospital shall instruct patent counsel to provide copies to Hospital for Hospital’s administrative files of all invoices detailing Patent Costs which are sent directly to Company. If Company pays any Patent Costs directly, Company shall advise patent counsel that Hospital is and shall remain patent counsel’s client.

4.3Sublicense Income.

(a)	Company shall pay Hospital [***] percent ([***]%) of any and all Sublicense Income.

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(b)All payments due to Hospital under this Section 4.3 shall be due and payable by Company within [***] ([***]) days after the end of each Reporting Period, and shall be accompanied by a report as set forth in Section 5.1.

4.4Form of Payment. All payments due under this Agreement shall be drawn on a United States bank and shall be payable in United States dollars. Each payment shall reference this Agreement and its Agreement Number and identify the obligation under this Agreement that the payment satisfies. Conversion of foreign currency to U.S. dollars shall be made at the conversion rate existing in the United States, as reported in The Wall Street Journal, on the last working day of the applicable Reporting Period. Such payments shall be without deduction of exchange, collection or other charges, and, specifically, without deduction of withholding or similar taxes or other government imposed fees or taxes.

Checks for all payments due to the Hospital under this Agreement shall be made payable to the Hospital and addressed as set forth below:

Massachusetts General Hospital

[***]

[***]

[***]

[***]

Reference Agreement #: [***]___________

Payments via wire transfer should be made as follows:

ACH Credit: [***]

Federal Reserve Wire: [***]

SWIFT Code: [***]

Account #[***]

Massachusetts General Hospital

[***]

[***]

[***]

Reference Agreement #: [***]___________

4.5Overdue Payments. The payments due under this Agreement shall, if overdue, bear interest beginning on the first day following the Reporting Period to which such payment was incurred and until payment thereof at a [***]%, not to exceed the maximum permitted by law.

5. REPORTS AND RECORDS

5.1Sublicense Income Reports. Company shall, along with delivering payment as set forth in Section 4.4, report to Hospital within [***] ([***]) days after each Reporting Period the amount of all Sublicense Income received by Company during such Reporting Period, and Company’s calculation of the amount due and paid to Hospital from such income, including an itemized listing of the source of income comprising such consideration, and the name and address of each entity making such payments in substantially the format outlined in Appendix C.

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5.2Audit Rights. Company shall maintain, and shall cause each of its Affiliates and Sublicensees to maintain, complete and accurate records relating to the rights and obligations under this Agreement and any amounts payable to Hospital in relation to this Agreement, which records shall contain sufficient information to permit Hospital and its representatives to confirm the accuracy of any payments and reports delivered to Hospital. Company shall retain and make available, and shall cause each of its Affiliates and Sublicensees to retain and make available, such records for at least [***] ([***]) [***], to Hospital and/or its representatives and upon at least [***] days’ advance written notice, for inspection during normal business hours, to verify any reports and payments made and/or compliance in other respects under this Agreement. Hospital shall bear the cost of any such examination, except that if any examination conducted by Hospital or its representatives pursuant to the provisions of this Section show an underreporting or underpayment of [***] percent ([***]%) or more in the payments due to Hospital hereunder, Company shall bear the full cost of such audit and shall remit any amounts due to Hospital (including interest due in accordance with Section 4.5) within [***] ([***]) days of receiving notice thereof from Hospital.

6. PATENT PROSECUTION AND MAINTENANCE

6.1Prosecution. Hospital shall be responsible for the preparation, filing, prosecution and maintenance of all patent applications and patents included in Patent Rights. Company shall reimburse Hospital for Patent Costs incurred by Hospital relating thereto in accordance with Section 4.2.

6.2Copies of Documents. With respect to any Patent Right licensed hereunder, Hospital shall instruct the patent counsel prosecuting such Patent Right to (i) copy Company on patent prosecution documents that are received from or filed with the United States Patent and Trademark Office and foreign equivalent, as applicable; (ii) provide Company with copies of draft submissions prior to filing; and (iii) give reasonable consideration to the comments and requests of Company or its patent counsel.

6.3Company’s Election Not to Proceed. Hospital shall proceed with international/foreign patent applications solely in those countries selected by Company. Company may elect to surrender any patent or patent application in Patent Rights in any country upon [***] ([***]) days advance written notice to Hospital. Such notice shall relieve Company from the obligation to pay for future Patent Costs but shall not relieve Company from responsibility to pay Patent Costs incurred prior to the expiration of the [***] ([***]) day notice period. Such U.S. or foreign patent application or patent shall thereupon cease to be a Patent Right hereunder, Company shall have no further rights therein and Hospital shall be free to license its rights to that particular U.S. or foreign patent application or patent to any other party on any terms.

6.4Confidentiality of Prosecution and Maintenance Information. Company agrees to treat all information related to prosecution and maintenance of Patent Rights as Confidential Information in accordance with the provisions of the confidentiality agreement between the Parties dated March 1, 2014.

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7. THIRD PARTY INFRINGEMENT AND LEGAL ACTIONS

7.1Hospital Right to Prosecute. Hospital will protect its Patent Rights from infringement and prosecute infringers when, in its sole judgment, such action may be reasonably necessary, proper and justified. If Company shall have supplied Hospital with written evidence demonstrating to Hospital’s reasonable satisfaction prima facie infringement of a claim of a Patent Right in the License Field in the License Territory by a third party which poses a material threat to Company’s rights under this Agreement, Company may by notice request Hospital to take steps to protect such Patent Right. Hospital shall notify Company within [***] ([***]) months of the receipt of such notice whether Hospital intends to prosecute the alleged infringement. If Hospital notifies Company that it intends to so prosecute, Hospital shall, within [***] ([***]) months of its notice to Company either (i) cause such infringement to terminate, or (ii) initiate legal proceedings against the infringer.

7.2Company Right to Prosecute. In the event Hospital notifies Company that Hospital does not intend to prosecute infringement identified under Section 7.1, Company may, upon notice to Hospital, initiate legal proceedings against the infringer at Company’s expense with respect to a claim of a Patent Right in the License Field in the License Territory. Before commencing such action, Company and, as applicable, any Affiliate, shall consult with Hospital, concerning, among other things, Company’s standing to bring suit, the advisability of bringing suit, the selection of counsel and the jurisdiction for such action (provided Company must have Hospital’s prior written consent with respect to selection of jurisdiction for any action in which Hospital may be joined as a party-plaintiff) and shall use reasonable efforts to accommodate the views of Hospital regarding the proposed action, including without limitation with respect to potential effects on the public interest. Company shall be responsible for all costs, expenses and liabilities in connection with any such action and shall indemnify and hold Hospital harmless therefrom, regardless of whether Hospital is a party-plaintiff, except for the expense of any independent counsel retained by Hospital in accordance with Section 7.5 below.

7.3Hospital Joined as Party-Plaintiff. If Company elects to commence an action as described in Section 7.2 above, Hospital shall have, in its sole discretion, the option to join such action as a party-plaintiff. If Hospital is required by law to join such action as a party-plaintiff, Hospital may either, in its sole discretion, permit itself to be joined as a party-plaintiff at the sole expense of Company, or assign to Company all of Hospital’s right, title and interest in and to the Patent Right which is the subject of such action (subject to all of Hospital’s obligations to the government under law and any other rights that others may have in such Patent Right). If Hospital makes such an assignment, such action by Company shall thereafter be brought or continued without Hospital as a party; provided, however, that Hospital shall continue to have all rights of prosecution and maintenance with respect to Patent Rights and Company shall continue to meet all of its obligations under this Agreement as if the assigned Patent Right were still licensed to Company hereunder.

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7.4Notice of Actions; Settlement. Company shall promptly inform Hospital of any action or suit relating to Patent Rights and shall not enter into any settlement, consent judgment or other voluntary final disposition of any action relating to Patent Rights, including but not limited to appeals, without the prior written consent of Hospital.

7.5Cooperation. Each Party agrees to cooperate reasonably in any action under Section 7 which is controlled by the other Party, provided that the controlling party reimburses the cooperating party for any costs and expenses incurred by the cooperating party in connection with providing such assistance, except for the expense of any independent counsel retained by the cooperating party in accordance with this Section 7.5. Such controlling party shall keep the cooperating party informed of the progress of such proceedings and shall make its counsel available to the cooperating party. The cooperating party shall also be entitled to independent counsel in such proceedings [***].

7.6Recovery. Any award paid by third parties as the result of such proceedings (whether by way of settlement or otherwise) shall first be applied to reimbursement of any legal fees and expenses incurred by either Party and then the remainder shall be divided between the Parties as follows:

(a)(i)Company shall [***]; and

(ii)Hospital shall [***]; and

(b)[***].

8. INDEMNIFICATION AND INSURANCE

8.1Indemnification.

(a)

Company shall indemnify, defend and hold harmless Hospital and its Affiliates and their respective trustees, directors, officers, medical and professional staff, employees, and agents and their respective successors, heirs and assigns (the “Indemnitees”), against any liability, damage, loss or expense (including reasonable attorney’s fees and expenses of litigation) incurred by or imposed upon the Indemnitees or any one of them in connection with any claims, suits, actions, demands or judgments arising out of any theory of product liability (including, but not limited to, actions in the form of contract, tort, warranty, or strict liability) concerning any product, process or service made, used, or sold or performed pursuant to any right or license granted under this Agreement.

(b)

Company agrees, at its own expense, to provide attorneys reasonably acceptable to the Hospital to defend against any actions brought or filed against any party indemnified hereunder with respect to the subject of indemnity contained herein, whether or not such actions are rightfully brought; provided, however, that any Indemnitee shall have the right to retain its own counsel, at the expense of Company, if representation of such Indemnitee by counsel retained by Company would be inappropriate because of conflict of interests of such Indemnitee and any other party represented by such counsel. Company agrees to keep Hospital informed of the progress in the defense and disposition of such claim and to consult with Hospital prior to any proposed settlement.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(c)	This section 8.1 shall survive expiration or termination of this Agreement.

8.2Insurance.

(a)

Beginning at such time as any such product, process or service is being commercially distributed, sold, leased or otherwise transferred, or performed or used (other than for the purpose of obtaining regulatory approvals), by Company, an Affiliate or Sublicensee, Company shall, at its sole cost and expense, procure and maintain commercial general liability insurance in amounts not less than $[***] per incident and $[***] annual aggregate and naming the Indemnitees as additional insureds. Such commercial general liability insurance shall provide (i) product liability coverage and (ii) broad form contractual liability coverage for Company’s indemnification under Section 8.1 of this Agreement. If Company elects to self-insure all or part of the limits described above (including deductibles or retentions which are in excess of $[***] annual aggregate) such self-insurance program must be acceptable to the Hospital and the Risk Management Foundation. The minimum amounts of insurance coverage required under this Section 8.2 shall not be construed to create a limit of Company’s liability with respect to its indemnification under Section 8.1 of this Agreement.

(b)

Company shall provide Hospital with written evidence of such insurance upon request of Hospital. Company shall provide Hospital with written notice at least [***] ([***]) days prior to the cancellation, non-renewal or material change in such insurance; if Company does not obtain replacement insurance providing comparable coverage prior to the expiration of such [***] ([***]) day period, Hospital shall have the right to terminate this Agreement effective at the end of such [***] ([***]) day period without notice or any additional waiting periods.

(c)

Company shall maintain such commercial general liability insurance beyond the expiration or termination of this Agreement during (i) the period that any such product, process, or service is being commercially distributed, sold, leased or otherwise transferred, or performed or used (other than for the purpose of obtaining regulatory approvals), by Company or by a licensee, affiliate or agent of Company and (ii) a reasonable period after the period referred to in (c) (i) above which in no event shall be less than [***] ([***]) years.

(d)	This section 8.2 shall survive expiration or termination of this Agreement.

9. DISCLAIMER OF WARRANTIES; LIMITATION OF LIABILITY

9.1Title to Patent Rights. To the best knowledge of Hospital’s Office of Innovation, Hospital is the owner by assignment from [***] of the Patent Rights and has the authority to enter into this Agreement and license the Patent Rights to Company hereunder.

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9.2No Warranties. HOSPITAL MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, CONCERNING THE PATENT RIGHTS AND THE RIGHTS GRANTED HEREUNDER, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT, VALIDITY OF PATENT RIGHTS CLAIMS, WHETHER ISSUED OR PENDING, AND THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AND HEREBY DISCLAIMS THE SAME. SPECIFICALLY, AND NOT TO LIMIT THE FOREGOING, HOSPITAL MAKES NO WARRANTY OR REPRESENTATION (i) REGARDING THE VALIDITY OR SCOPE OF ANY OF THE CLAIM(S), WHETHER ISSUED OR PENDING, OF ANY OF THE PATENT RIGHTS, AND (ii) THAT THE EXPLOITATION OF THE PATENT RIGHTS OR ANY PRODUCT WILL NOT INFRINGE ANY PATENTS OR OTHER INTELLECTUAL PROPERTY RIGHTS OF HOSPITAL OR OF ANY THIRD PARTY.

9.3Limitation of Liability. IN NO EVENT SHALL EITHER PARTY OR ANY OF THEIR RESPECTIVE AFFILIATES, DISTRIBUTORS OR SUBLICENSEES, OR ANY OF THEIR RESPECTIVE TRUSTEES, DIRECTORS, OFFICERS, MEDICAL OR PROFESSIONAL STAFF, EMPLOYEES AND AGENTS OF ANY OF THE FOREGOING (COLLECTIVELY, “AGENTS”), BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES, SUBLICENSEES OR DISTRIBUTORS, OR TO ANY AGENTS OF ANY OF THE FOREGOING, FOR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND ARISING IN ANY WAY OUT OF THIS AGREEMENT OR THE LICENSE OR RIGHTS GRANTED HEREUNDER, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, INCLUDING WITHOUT LIMITATION ECONOMIC DAMAGES OR INJURY TO PROPERTY OR LOST PROFITS, REGARDLESS OF WHETHER SUCH PARTY SHALL BE ADVISED, SHALL HAVE OTHER REASON TO KNOW, OR IN FACT SHALL KNOW OF THE POSSIBILITY OF THE FOREGOING; PROVIDED, HOWEVER, NOTHING IN THIS SECTION 9.3 SHALL BE CONSTRUED TO LIMIT COMPANY’S OBLIGATION TO INDEMNIFY HOSPITAL UNDER SECTION 8 OF THIS AGREEMENT.

10. TERM AND TERMINATION

10.1Term. The term of this Agreement shall commence on the Effective Date and shall remain in effect until the date on which all issued patents and filed patent applications within the Patent Rights have expired or been abandoned, unless this Agreement is terminated earlier in accordance with any of the other provisions of Section 10.

10.2Termination for Failure to Pay. If Company fails to make any payment due hereunder, Hospital shall have the right to terminate this Agreement upon [***] ([***]) days written notice, unless Company makes such payments, as set forth in Section 4, within said [***] ([***]) notice period. If payments are not made, Hospital may immediately terminate this Agreement at the end of said notice period.

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10.3Termination for Insurance and Insolvency.

(a)	Insurance. Hospital shall have the right to terminate this Agreement in accordance with Section 8.2(b) if Company fails to maintain the insurance required by Section 8.2.

(b)

Insolvency and other Bankruptcy Related Events. Hospital shall have the right to terminate this Agreement immediately upon written notice to Company with no further notice obligation or opportunity to cure if Company: (i) shall become insolvent; (ii) shall make an assignment for the benefit of creditors; or (iii) or shall have a petition in bankruptcy filed for or against it.

10.4Termination for Non-Financial Default. If Company, any of its Affiliates shall default in the performance of any of its other obligations under this Agreement not otherwise covered by the provisions of Section 10.2 and 10.3, and if such default has not been cured within [***] ([***]) days after notice by Hospital in writing of such default, Hospital may immediately terminate this Agreement, and/or any license granted hereunder with respect to the country or countries in which such default has occurred, at the end of said [***] ([***]) day cure period.

10.5Challenging Validity. During the term of this Agreement, Company shall not challenge, and shall restrict Company Affiliates from challenging, the validity of the Patent Rights and in the event of any such challenge, Hospital shall have the right to terminate this Agreement and any license granted hereunder immediately, except that [***]. In the event that a Sublicensee challenges the validity of the Patent Rights, Company shall promptly terminate the sublicense to such Sublicensee.

10.6Termination by Company. Company shall have the right to terminate this Agreement by giving [***] ([***]) days advance written notice to Hospital and upon such termination shall immediately cease all use and Sales of Products and Processes, subject to Section 10.9.

10.7Effect of Termination on Sublicenses. Any sublicenses granted by Company under this Agreement shall provide for termination or assignment to Hospital of Company’s interest therein, at the option of Hospital, upon termination of this Agreement or upon termination of any license hereunder under which such sublicense has been granted.

10.8Effects of Termination of Agreement. Upon termination of this Agreement or any of the licenses hereunder for any reason, final reports in accordance with Section 5 shall be submitted to Hospital and any payments, including without limitation any unreimbursed Patent Costs, accrued or due to Hospital as of the termination date shall become immediately payable. Company shall cease, and shall cause its Affiliates and Sublicensees to cease under any sublicense granted by Company, all Sales and uses of Products and Processes upon such termination, subject to Section 10.9. The termination or expiration of this Agreement or any license granted hereunder shall not relieve the Parties, their Affiliates or, in the case of Company, Sublicensees of obligations arising before such termination or expiration.

10.9Inventory. Upon early termination of this Agreement other than for Company default, Company, Company Affiliates and Sublicensees may complete and sell any work-in-progress and inventory of Products that exist as of the effective date of termination provided that (i) Company pays Hospital any amounts due in accordance with the terms and conditions of this Agreement, and (ii) Company, Company Affiliates and Sublicensees shall complete and sell all work-in-progress and inventory of Products within [***] after the effective date of termination.

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11. COMPLIANCE WITH LAW

11.1Compliance. Company shall have the sole obligation for compliance with, and shall ensure that any Affiliates and Sublicensees comply with, all government statutes and regulations that relate to Products and Processes, including, but not limited to, those of the Food and Drug Administration and the Export Administration, as amended, and any applicable laws and regulations of any other country in the License Territory. Company agrees that it shall be solely responsible for obtaining any necessary licenses to export, re-export, or import Products or Processes covered by Patent Rights and/or Confidential Information. Company shall indemnify and hold harmless Hospital for any breach of Company’s obligations under this Section 11.1.

11.2Patent Numbers. Company shall cause all Products sold in the United States to be marked with all applicable U.S. Patent Numbers, to the full extent required by United States law. Company shall similarly cause all

Products shipped to or sold in any other country to be marked in such a manner as to conform with the patent laws and practices of such country.

12. MISCELLANEOUS

12.1Entire Agreement. This Agreement constitutes the entire understanding between the Parties with respect to the subject matter hereof.

12.2Notices. Any notices, reports, waivers, correspondences or other communications required under or pertaining to this Agreement shall be in writing and shall be delivered by hand, or sent by a reputable overnight mail service (e.g., Federal Express), or by first class mail (certified or registered), or by facsimile confirmed by one of the foregoing methods, to the other party. Notices will be deemed effective (a) [***] days after deposit, postage prepaid, if mailed, (b) the [***] day if sent by overnight mail, or (c) the [***] day if sent by facsimile and confirmed as set forth above or delivered by hand. Unless changed in writing in accordance with this Section, the notice addresses for the Parties shall be as follows:

Executive Director, Innovation

Massachusetts General Hospital

[***]

[***]

Fax No. [***]

Hyperfine Research, Inc.

530 Old Whitfield Street

Guilford, CT 06437

Attn: Legal Department

With a required copy to:

Hyperfine Research, Inc.

530 Old Whitfield Street

Guilford, CT 06437

Attn: President

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12.3Amendment; Waiver. This Agreement may be amended and any of its terms or conditions may be waived only by a written instrument executed by an authorized signatory of the Parties or, in the case of a waiver, by the Party waiving compliance. The failure of either Party at any time or times to require performance of any provision hereof shall in no manner affect its rights at a later time to enforce the same. No waiver by either Party of any condition or term shall be deemed as a further or continuing waiver of such condition or term or of any other condition or term.

12.4Binding Effect. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the Parties hereto and their respective permitted successors and assigns.

12.5Assignment. Company shall not assign this Agreement or any of its rights or obligations under this Agreement without the prior written consent of Hospital; provided, however, that no such consent will be required to assign this Agreement to a successor of the Company’s business to which this Agreement pertains, or to a purchaser of substantially all of the Company’s assets related to this Agreement (so long as such successor or purchaser shall agree in writing to be bound by all of the terms and conditions hereof). Company shall notify Hospital in writing of any such assignment and provide a copy of all assignment documents and related agreements to Hospital within [***] ([***]) days of such assignment. Failure of an assignee to agree to be bound by the terms hereof shall be grounds for termination of this Agreement. Further, neither any rights granted under this Agreement nor any sublicense may be assigned by any Sublicensee without the prior written consent of Hospital.

12.6Force Majeure. Neither Party shall be responsible for delays resulting from causes beyond the reasonable control of such Party, including without limitation fire, explosion, flood, war, sabotage, strike or riot, provided that the nonperforming Party uses commercially reasonable efforts to avoid or remove such causes of nonperformance and continues performance under this Agreement with reasonable dispatch whenever such causes are removed.

12.7Use of Name. Neither Party shall use the name of the other Party or of any trustee, director, officer, staff member, employee, student or agent of the other Party or any adaptation thereof in any advertising, promotional or sales literature, publicity or in any document employed to obtain funds or financing without the prior written approval of the Party or individual whose name is to be used. Anything herein to the contrary notwithstanding, Company may identify Hospital as owners and/or licensors of intellectual property to the Company, along with a description of such intellectual property, and the Company may [***] of the intellectual property licensed to the Company if, in each case, such usage (i) is limited to reporting factual events or occurrences only, (ii) is made to potential or actual investors or collaborators, (iii) is not promotional in nature and (iv) is made in a manner that could not reasonably constitute an endorsement of Company or of any Company program, product or service. For Hospital, such approval shall be obtained from Hospital’s VP of Public Affairs.

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12.8Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the [***], excluding with respect to conflict of laws, except that questions affecting the construction and effect of any patent shall be determined by the law of the country in which the patent shall have been granted. Each Party agrees to submit to the exclusive jurisdiction of [***] with respect to any claim, suit or action in law or equity arising in any way out of this Agreement or the subject matter hereof.

12.9Hospital Policies. Company acknowledges that Hospital’s employees and medical and professional staff members and the employees and staff members of Hospital’s Affiliates are subject to the applicable policies of Hospital and such Affiliates, including, without limitation, policies regarding conflicts of interest, intellectual property and other matters. Company shall provide Hospital with any agreement it proposes to enter into with any employee or staff member of Hospital or any of Hospital’s Affiliates for Hospital’s prior review and shall not enter into any oral or written agreement with such employee or staff member which conflicts with any such policy. Hospital shall provide Company, at Company’s request, with copies of any such policies applicable to any such employee or staff member.

12.10Severability. If any provision(s) of this Agreement are or become invalid, are ruled illegal by any court of competent jurisdiction or are deemed unenforceable under then current applicable law from time to time in effect during the term hereof, it is the intention of the Parties that the remainder of this Agreement shall not be effected thereby. It is further the intention of the Parties that in lieu of each such provision which is invalid, illegal or unenforceable, there be substituted or added as part of this Agreement a provision which shall be as similar as possible in economic and business objectives as intended by the Parties to such invalid, illegal or enforceable provision, but shall be valid, legal and enforceable.

12.11Survival. In addition to any specific survival references in this Agreement, Sections 1, 2.4, 4.2, 4.4, 4.5, 5.1, 5.2, 6.4, 8.1, 8.2, 9.2, 9.3, 10.7, 10.8, 10.9, 12.1, 12.2, 12.3, 12.4, 12.7, 12.8, 12.9, 12.10, 12.11, 12.12 and 12.13 shall survive termination or expiration of this Agreement. Any other rights, responsibilities, obligations, covenants and warranties which by their nature should survive this Agreement shall similarly survive and remain in effect.

12.12Interpretation. The Parties hereto are sophisticated, have had the opportunity to consult legal counsel with respect to this transaction and hereby waive any presumptions of any statutory or common law rule relating to the interpretation of contracts against the drafter.

12.13Headings. All headings are for convenience only and shall not affect the meaning of any provision of this Agreement.

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IN WITNESS WHEREOF the Parties have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date first written above.

BY:	/s/Assistant Secretary	BY:	/s/ [***]
	Name:		Name:

TITLE:	Assistant Secretary	TITLE:	Associate Director, Research &
Licensing Research Ventures &
Licensing

DATE:	June 13, 2014	DATE:	June 13, 2014

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Appendix A

DESCRIPTION OF PATENT RIGHTS

MGH ID	Lead Inventor	Title	Patent Status
MGH [***]	[***]	[***]	[***]

Appendix A

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Appendix B

SALES REPORTS

[***]

Appendix B

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Appendix C

AGREEMENT INCOME REPORT	Sublicense Income

[MGH][BWH] Agreement # -
Licensee -
Sub-Licensee -

Separate reports must be filed for Payments associated with each Product:

Product Name:

Report Time Period:

From	mm/dd/yyyy

To	mm/dd/yyyy

Detailed Explanation of Payment

Required for “Other Payment”

Annual Fees/Minimum Royalties	$

Milestone Payments	$

Sublicense Fees and Royalties	$

Other Payment	$

Other Payment	$

Other Payment	$

TOTAL	$

PLEASE ATTACH DETAIL AS REQUIRED

Appendix C

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